UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*
Date of Report (Date of earliest event reported): April 4, 2008
MEDIANEWS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	033-75156 (Commission File Number)	76-0425553 (I.R.S. Employer Identification No.)

101 W. Colfax, Suite 1100 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: (303) 954-6360
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

*	The registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

Item 8.01 Other Events.
     On April 4, 2008, MediaNews Group, Inc. (the “Company”) entered into amendments of its (i) Indenture dated as of November 25, 2003, between the Company and The Bank of New York, as trustee, regarding the Company’s 6-7/8% Senior Subordinated Notes due 2014, and (ii) Indenture dated as of January 26, 2004 between the Company and The Bank of New York, as trustee, regarding the Company’s 6-3/8% Senior Subordinated Notes due 2014.
     The amendments ended MediaNews’ obligation to file reports under the Securities Exchange Act of 1934 (the “1934 Act”) on a voluntary basis. Such obligation has been replaced with an obligation to deliver to Note holders quarterly and annual financials.
     Accordingly, the Company will no longer be filing reports under the 1934 Act on a voluntary basis.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANEWS GROUP, INC.
Dated: April 9, 2008	By:	/s/ Ronald A. Mayo
Ronald A. Mayo
Vice President, Chief Financial Officer and Duly Authorized Officer of Registrant

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